UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 26, 2003

H&R BLOCK, INC.

(Exact name of registrant as specified in charter)

Missouri	1-6089	44-0607856

(I.R.S. Employer
(State of Incorporation)	(Commission File Number)	Identification Number)

4400 Main Street, Kansas City, MO	64111

(Address of Principal Executive Offices)	(Zip Code)

(816) 753-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

Item 12. Results of Operations and Financial Condition.

On August 26, 2003, H&R Block, Inc. (the “Company”) issued a press release regarding the Company’s results of operations for the fiscal quarter ended July 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC

Date: August 27, 2003	By:	/s/ James H. Ingraham

James H. Ingraham Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit 99.1	Press Release issued August 26, 2003.